                                                                    EXHIBIT 10.2

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 8, 1996 by and among SyQuest Technology, Inc., a Delaware corporation, with headquarters located at 47071 Bayside Parkway, Fremont, CA 94538 (the "Company"), and the undersigned buyers (collectively, the "Buyer").

     WHEREAS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     B. The Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, shares (the "Preferred Shares") of the Company's 5% Cumulative Convertible Preferred Stock, Series 2, $.001 par value per share (the "Preferred Stock"), which shall be convertible into shares of the Company's Common Stock (the "Common Stock"), $.001 par value (as converted, the "Conversion Shares"), and pursuant to which certain shares of Common Stock may be issued to the Buyer in payment of dividends (the "Dividend Shares");

     C. The Buyer shall receive upon each conversion of Preferred Shares a warrant to acquire one share of Common Stock for each three shares of Common Stock issued upon conversion of such Preferred Shares (the "Warrants"), which Warrants shall expire three years after the date of issuance; and

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit F pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED SHARES.
          -------------------------------------

          a.   Purchase of Preferred Shares.  The Company shall issue and sell
               ----------------------------
to the Buyer and the Buyer shall purchase an aggregate of 25,000 Preferred Shares, which shall be convertible into Conversion Shares in accordance with the terms of the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series 2 in the form attached hereto as Exhibit A (the "Certificate of Designation"). The per share purchase price (the "Purchase Price") of the Preferred Shares shall be $1,000. The Preferred Shares shall be allocated among the entities constituting the Buyer as specified on their respective counterpart signature pages and shall be sold at a closing as hereinafter provided and as set forth in the signature pages.

          b.   Closing.  The date and time of the closing (the "Closing") of the
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issuance and sale of the Preferred Shares shall be 2:00 p.m. Eastern Daylight
Savings Time on _________ ___, 1996 (or such later date as is mutually agreed to by the Company and the entities constituting the Buyer).

          c.   Form of Payment.  The Buyer shall pay the Purchase Price for the
               ---------------
Preferred Shares by wire transfer of immediately available United States Dollars on the Closing date, to be deposited into an escrow account (the "Escrow Account") established at Silicon Valley Bank, Santa Clara, California, pursuant to an Escrow Agreement in substantially the form of Exhibit B attached hereto (the "Escrow Agreement"). At the Closing, the Company shall deliver stock certificates, duly executed on behalf of the Company, representing the Preferred Shares (the "Stock Certificates") to the Buyer.

          d.   Warrant Issuances.  The Company will issue to Buyer or its
               -----------------
designee within five (5) days after any conversion of Preferred Shares a Warrant in substantially the form of Exhibit C attached hereto, to acquire one share of Common Stock for each three Conversion Shares that are issued on such conversion of Preferred Shares, with an exercise price equal to the lower $7.15 per share and 110 percent of the Average Market Price (as that term is defined in Exhibit A hereto) per share of Common Stock for the five trading days preceding such conversion. Each Warrant shall expire to the extent not exercised on the third anniversary of the date of the relevant conversion.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

          Each Buyer represents and warrants to the Company as to itself, severally, and not jointly, that:

          a.   Investment Purpose.  The Buyer is purchasing the Preferred Shares
               ------------------
and the Warrants for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act. The Buyer is not purchasing the Preferred Shares for the purpose of covering short sale positions in the Common Stock established on or prior to the date of the Closing. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares, the Dividend Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") that the Warrants, Conversion Shares, Dividend Shares and Warrant Shares are subject to the representations set forth in this Section 2(a).

          b.   Accredited Investor Status.  The Buyer is an "accredited
               --------------------------
investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          c.   Reliance on Exemptions.  The Buyer understands that the Preferred
               ----------------------
Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares.

          d.   Information.  The Buyer and its advisors, if any, have been
               -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer acknowledges that the Buyer has requested only publicly available information and has specifically declined to receive nonpublic information that may be material, notwithstanding that the Company has offered to make all such information available to the Buyer. Such nonpublic material information may include, for example, information regarding other financings, potential strategic alliances, distributor and customer arrangements, potential acquisitions and joint ventures, new product developments, technological developments, supplier arrangements, developments in manufacturing techniques, personnel changes and other matters that could have material effects on the Company, and the Buyer acknowledges that it is expressly assuming the risk that material nonpublic information, which it has not received and does not desire to receive, might have caused the Buyer not to make the investments contemplated hereby had the Buyer received such information. The Buyer understands that its investment in the Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares involves a high degree of risk, including, without limitation, the risks arising from the facts that the Company's stockholders' equity is negative in an amount in excess of $30,000,000, that the Company expects to incur a loss for the quarter ended September 30, 1996, and that no assurance can be given that the Company will not incur continuing losses or will be profitable. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of the Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares.

          e.   No Governmental Review.  The Buyer understands that no United
               ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares or the fairness or suitability of the investment in the Preferred Shares, Warrants, Conversion Shares, Dividend Shares or Warrant Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares, Warrants, Conversion Shares, Dividend Shares and Warrant Shares.

          f.   Transfer or Resale.  The Buyer understands that (i) except as
               ------------------
provided in the Registration Rights Agreement, the Preferred Shares, the Warrants, the Conversion Shares, the Dividend Shares and the Warrant Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g.   Legends.  The Buyer understands that the certificates or other
               -------
instruments representing the Preferred Shares and the Warrants and, until such time as the Conversion Shares, the Dividend Shares and the Warrant Shares (collectively, the "Registrable Securities") have been sold pursuant to a registration under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Registrable Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Preferred Shares or Warrants or any Registrable Securities upon which it is stamped, if, unless otherwise required by state securities laws, (a) the Registrable Securities are sold pursuant to a sale that is registered under the 1933 Act, or (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Preferred Shares, the Warrants or such Registrable Securities may be made without registration under the 1933 Act, or (c) such holder provides the Company with reasonable assurances that the Preferred Shares, the Warrants or such Registrable Securities can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h.   Authorization; Enforcement. This Agreement has been duly and
               --------------------------
validly authorized, executed and delivered by the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company represents and warrants to the Buyer that:

          a.   Organization and Qualification.  The Company and its subsidiaries
               ------------------------------
are corporations duly organized and existing in good standing under the laws of the jurisdiction in which they are incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

          b.   Authorization; Enforcement.  (i) The Company has the requisite
               --------------------------
corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Preferred Shares, the Warrants and the Registrable Securities in accordance with the terms hereof and thereof,
(ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and (iv) this Agreement and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          c.   Capitalization.  As of October 3, 1996, the authorized capital
               --------------
stock of the Company consists of (i) 60,000,000 shares of Common Stock of which 12,219,415 shares were issued and outstanding, and (ii) 4,000,000 shares of Preferred Stock of which 20,000 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the

Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "Bylaws").

          d.   Issuance of Securities.  The Registrable Securities and Preferred
               ----------------------
Shares are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

          e.   No Conflicts.  Except as disclosed in Schedule 3(e), the
               ------------
execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws (other than as results from the limit on the number of authorized shares of Common Stock) or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its subsidiaries is not being conducted, and shall not be conducted through the Registration Period (as defined herein), in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

          f.   SEC Documents, Financial Statements.  Since September 30, 1995,
               -----------------------------------
the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d) of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          g.   Absence of Certain Changes.  Except as disclosed in Schedule
               --------------------------
3(g), since June 30, 1996 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

          h.   Absence of Litigation.  Except as set forth in its Form 10-Q for
               ---------------------
the quarter ended June 30, 1996, or in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

          i.   Purpose of Investment.  The Company recognizes that the Buyer's
               ---------------------
investment in the Company is being made in order to provide financing for the Company's ongoing operations and especially for the development and introduction of new products, including the marketing of such products.

     4.   COVENANTS.
          ---------

          a.   Best Efforts.  Each party shall use its best efforts timely to
               ------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b.   Form D.  The Company agrees to file a Form D with respect to the
               ------
Preferred Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

          c.   Reporting Status.  Until the earlier of (i) the date as of which
               ----------------
the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and
(B) none of the Preferred Shares is outstanding (the "Registration

Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          d.   Use of Proceeds.  The Company will use the proceeds from the sale
               ---------------
of the Preferred Shares for the Company's internal working capital purposes, including costs and expenses of the Company's business operations and product development, production and marketing, and for repayment of the existing debt obligation to Silicon Valley Bank in an amount up to $5,000,000.

          e.   Financial Information.  The Company agrees to send the following
               ---------------------
reports to the Buyer during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and
(ii) within one day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

          f. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Conversion Shares, the Dividend Shares and the Warrant Shares.

          g.   Listing.  The Company shall promptly secure the listing of the
               -------
Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement.

          h.   Other Offerings.  The Company shall not, within sixty days from
               ---------------
the date hereof, sell or enter into a contract to sell any shares of Common Stock, or any options, warrants, rights or securities entitling the holder thereof to acquire any shares of Common Stock, at a price that is not substantially equivalent to or greater than the fair market value of such Common Stock, options, warrants, rights or securities at the time of the sale, except for sales of not more than 5,000 shares of the Company's Convertible Preferred Stock, Series 1.

          i.   Legal Expenses.  The Company shall pay all expenses incurred in
               --------------
connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the Registration Rights Agreement, including, without limitation, Buyer's attorneys' fees and expenses, up to an aggregate amount of Ten Thousand Dollars ($10,000).

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------

          The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, Dividend Shares and Warrant Shares in such amounts as specified from time to time by the Buyer to the Company. All such certificates shall bear the restrictive legend specified in Section 2(g) of this

Agreement. The Company shall provide instructions and opinions of counsel to its transfer agent in accordance with Section 3(m) of the Registration Rights Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, in the case of the Registrable Securities, will be given by the Company to its transfer agent and that the Preferred Shares and the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Registrable Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the Preferred Shares or the Registrable Securities is not required under the 1933 Act, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------

          The obligation of the Company hereunder to sell the Preferred Shares is subject to the satisfaction, at or before the date of the Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.

          b. The Certificate of Designation shall have been filed with the Secretary of State of Delaware.

          c. The Buyer shall have delivered to the Company the Purchase Price for all Preferred Shares being purchased by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

          d. The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the date of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date of the Closing.

          e. The Escrow Agreement shall have been duly executed and delivered to the Company.

     7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.
          ------------------------------------------------

          The obligation of the Buyer to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the date of the Closing, of each of the following conditions, provided that these conditions are for the sole benefit of each of the entities constituting the Buyer and may be waived by any such entity at any time in its sole discretion:

          a. The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.

          b. The Certificate of Designation shall have been filed with the Secretary of State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to the Buyer.

          c. The Common Stock shall be authorized for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market and trading in the Common Stock on Nasdaq National Market or the Nasdaq SmallCap Market shall not have been suspended by the SEC or Nasdaq.

          d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the date of the Closing as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the Closing. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the date of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

          e. The Buyer shall have received the opinion of the Company's counsel dated as of the date of the Closing, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the form of Exhibit D attached hereto.

          f. The Company shall have executed and delivered to the Buyer the Stock Certificates for the Preferred Shares.

          g. The Board of Directors of the Company shall have adopted resolutions in substantially the form of Exhibit E attached hereto.

          h. The Company shall not have received from Nasdaq or the National Association of Securities Dealers, Inc. any written or oral communication as to its actual or potential ineligibility for continued listing of the Common Stock on the Nasdaq National Market, the substance of which shall not have been publicly disclosed.

     8.   GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          a.   Governing Law.  This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties consent to the nonexclusive jurisdiction in any of the federal courts located in the State of New York and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party.

          b.   Counterparts.  This Agreement may be executed in two or more
               ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          c.   Headings.  The headings of this Agreement are for convenience of
               --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          d.   Severability.  If any provision of this Agreement shall be
               ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e.   Entire Agreement; Amendments.  This Agreement and the instruments
               ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f.   Notices.  Any notices required or permitted to be given under the
               -------
terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

     If to the Company:

          47071 Bayside Parkway
          Fremont, CA  94538
          Telephone:  (510) 226-4000
          Facsimile:    (510) 226-4114
          Attention:  President

     With copy to:

          Shartsis, Friese & Ginsburg, LLP
          One Maritime Plaza, 18th Floor
          San Francisco, CA  94111
          Telephone: (415) 421-6500
          Facsimile: (415) 421-2922
          Attention: Douglas L. Hammer, Esq.

     If to the Buyer, at the addresses on the signature pages.

Each party shall provide notice to the other party of any change in address.

          g.   Successors and Assigns.  This Agreement shall be binding
               ----------------------
upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, any of the entities constituting the Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company, provided, however, that any such assignment shall not release such entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has consented to such assignment and assumption.

          h.   No Third Party Beneficiaries.  This Agreement is intended for the
               ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i.   Survival.  Unless this Agreement is terminated under Section
               --------
8(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5, 8(g), 8(h) and 8(k), and this subsection shall survive the closing. Each party which constitutes the Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j. Publicity. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k.   Further Assurances.  Each party shall do and perform, or cause to
               ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. Termination. In the event that the Closing shall not have occurred on or before ten (10) business days from the date hereof, this Agreement shall terminate at the close of business on such date.

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                _______________________________________

   /s/ Edward L. Marinaro
By:---------------------------          By:____________________________________
  Name:Edward L. Marinaro                  Name:
  Its: Chairman of the Board               Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:___________

                                     13-A

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                RUTGERS CASUALTY INSURANCE CO.
                                        ---------------------------------------


By:                                    By: /s/ Nachum Stein
   --------------------------------        ------------------------------------
   Name:                                   Name: Nachum Stein
   Its:                                    Its: Chairman
                                                       2250 CHAPEL AVE WEST
                                        Address:       ------------------------
                                                       CHERRY HILL, NJ 08002
                                                       ------------------------

                                                       ________________________


                                        Number of Preferred Shares      250
                                         to be purchased at Closing:-----------

                                                                     ($250,000)
                                        ---------------------------------------



                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:___________

                                     13-B

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                AMERICAN EUROPEAN GROUP, Nominee
                                        _______________________________________

By:                                     By: /s/ Nachum Stein
    ---------------------------------       -----------------------------------
    Name:                                   Name: Nachum Stein
    Its:                                    Its: Chairman

                                        Address:   444 MADISON AVENUE, SUITE 501
                                                   ----------------------------
                                                   NEW YORK, NY 10022-6903
                                                   ----------------------------

                                                   ____________________________


                                        Number of Preferred Shares      100
                                         to be purchased at Closing:-----------

                                                                     ($100,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:___________

                                     13-C

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                UNITED INTERNATIONAL INSURANCE CO.
                                        ---------------------------------------

By:                                     By: /s/ Nachum Stein
    -------------------------------         -----------------------------------
    Name:                                   Name: Nachum Stein
    Its:                                    Its: President

                                                   444 MADISON AVENUE, SUITE 501
                                        Address:   ----------------------------
                                                   NEW YORK, NY 10022-6902
                                                   ----------------------------

                                                    ___________________________


                                        Number of Preferred Shares      150
                                         to be purchased at Closing:-----------

                                                                      ($150,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-D

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----
                                                   Combination, Inc.
SYQUEST TECHNOLOGY, INC.                ---------------------------------------



By:                                     By: /s/ David Freuf
    ------------------------------          -----------------------------------
    Name:                                   Name: David Freuf
    Its:                                    Its: Secretary

                                                           111 Broadway
                                        Address:       ------------------------
                                                           N.Y., NY
                                                       ------------------------
                                                           10006
                                                       ------------------------


                                        Number of Preferred Shares
                                        to be purchased at Closing: 5,485
                                                                   ($5,485,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-E

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                BURNSTIEN & LINDSAY SECURITIES CORP.
                                        ---------------------------------------


By:                                     By: /s/ Mosi Kraus
    -------------------------------         -----------------------------------
    Name:                                   Name: Mosi Kraus
    Its:                                    Its: Attorney in Fact

                                                    c/o Eilembers & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenue, 30th floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares     700
                                         to be purchased at Closing:-----------

                                                                      ($700,000)
                                         --------------------------------------

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-F

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                FUTURES BROKERAGE INC.
                                        ---------------------------------------


By:                                     By: /s/ S. Hecht
    -------------------------------         -----------------------------------
    Name:                                   Name: Simche Hecht
    Its:                                    Its: Attorney in Fact

                                                    c/o Eilenberg & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenue, 30th Floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares      750
                                         to be purchased at Closing:-----------

                                                                      ($750.000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-G

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                               BUYER:
-------                                -----
                                               Biscount Investment Corp.
SYQUEST TECHNOLOGY, INC.               _______________________________________


By:                                    By: /s/ Joseph Owadeyah
    --------------------------------       -----------------------------------
    Name:                                  Name: Joseph Owadeyah
    Its:                                   Its:


                                       Address:
                                                      ________________________
                                                      ________________________
                                                      ________________________


                                       Number of Preferred Shares
                                        to be purchased at Closing: 1,550
                                                                   ($1,550,000)
                                        _______________________________________

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-H

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                TULA BUSINESS, INC.
                                        ---------------------------------------

By:                                     By: /s/ Josef Goldenberg
    --------------------------------        ------------------------------------
    Name:                                   Name: Josef Goldenberg
    Its:                                    Its: Director


                                                    c/o Eilenberg & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenue 30th Floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares      750
                                         to be purchased at Closing:-----------

                                                                      ($750,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-I

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                GROSS FOUNDATION INC.
                                        ---------------------------------------


By:                                     By: /s/ C. Gross
    --------------------------------        -----------------------------------
    Name:                                   Name: C. Gross
    Its:                                    Its: President



                                        Address:    C Gross
                                                    1660 49th St
                                                    Brooklyn NY 11204-1133

                                        Number of Preferred Shares
                                         to be purchased at Closing:     500
                                                                    -----------

                                                                      ($500,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-J

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:  MASLO FUND LTD.
-------                                 -----

                                               Minna Ledereich
SYQUEST TECHNOLOGY, INC.                By:------------------------------------


By:___________________________          By:____________________________________
  Name:                                    Name:Minna Ledereich
  Its:                                     Its: Director

                                                    c/o Eilenberg & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenus, 30th Floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares      265
                                         to be purchased at Closing:-----------

                                                                      ($265,000)
                                        ---------------------------------------


                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-K

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                BLACK INC.
                                        ---------------------------------------

                                           /S/ S.Hecht
By:___________________________          By:------------------------------------
  Name:                                    Name:Simche Hecht
  Its:                                     Its: Attorney in Fact

                                                    c/o Eilenberg & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenue, 30th Floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares      150
                                         to be purchased at Closing:-----------

                                                                      ($150,000)
                                         --------------------------------------

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-L

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                IBNS Manufacturing Co.
                                        ---------------------------------------

By:                                     By: /s/ Natam Brach
    --------------------------------        -----------------------------------
    Name:                                   Name: Natam Brach
    Its:                                    Its: President

                                                    c/o Eilenberg & Zivian
                                        Address:    ---------------------------
                                                    666 Third Avenue, 30th Floor
                                                    ---------------------------
                                                    New York, NY 10017
                                                    ---------------------------


                                        Number of Preferred Shares      250
                                         to be purchased at Closing:-----------

                                                                      ($250,000)
                                         --------------------------------------

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-M

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                MILLENCE, L.P.
                                        ---------------------------------------

By:                                     By: /s/ Terry Feeney
    -------------------------------         -----------------------------------
    Name:                                   Name: Terry Feeney
    Its:                                    Its: Chief Adm. Officer

                                                    111 Broadway,
                                        Address:    ---------------------------
                                                    NY NY 10006
                                                    ---------------------------

                                                    ---------------------------


                                        Number of Preferred Shares      500
                                         to be purchased at Closing:-----------

                                                                      ($500,000)
                                         --------------------------------------

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-N

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                BUYER:
-------                                 -----

SYQUEST TECHNOLOGY, INC.                WHARTON CAPITAL CORPORATION
                                        ---------------------------------------

By:                                     By: /s/ Simche Hecht
    --------------------------------        -----------------------------------
    Name:                                   Name: Simche Hecht
    Its:                                    Its: Attorney in Fact


                                        Address:    ___________________________
                                                    ___________________________
                                                    ___________________________


                                        Number of Preferred Shares      100
                                         to be purchased at Closing:-----------

                                                                      ($100,000)
                                         --------------------------------------

                                        By:____________________________________
                                           Name:
                                           Its:

                                        Address:       ________________________
                                                       ________________________
                                                       ________________________


                                        Number of Preferred Shares
                                         to be purchased at Closing:___________


                                        _______________________________________


                                        By:____________________________________
                                           Name:
                                           Its:


                                        Address:       ________________________
                                                       ________________________
                                                       ________________________

                                        Number of Preferred Shares
                                         to be purchased at Closing:__________

                                     13-O

                                   EXHIBIT B

                               ESCROW AGREEMENT


     ESCROW AGREEMENT (the "Agreement") dated as of October 8, 1996 among _________________, ____________________, and _________________ (collectively, the "Buyer"), SyQuest Technology, Inc., a Delaware corporation (the "Company"), and AM Capital Management Group, a New York corporation, as Escrow Agent (the "Escrow Agent").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Buyer and the Company have entered into a Securities Purchase Agreement dated as of __________, 1996 (the "Purchase Agreement"), pursuant to which the Company has agreed to sell, and the Buyer has agreed to purchase, an aggregate of 25,000 shares of the Company's 5% Cumulative Convertible Preferred Stock, Series 2, $.001 par value per share (the "Preferred Shares"); and

     WHEREAS, the Buyer and the Company have agreed to place into escrow the $25,000,000 purchase price for the Preferred Shares to be available for disbursements to the Company for its business operations and product development, introduction and marketing on and after the date hereof and repayment of a loan owed to Silicon Valley Bank; and

     WHEREAS, it is a condition of the Company obligation to sell, and the Buyer's obligation to purchase, the Preferred Shares that this Escrow Agreement be executed and delivered; and

     WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

     1.   ESCROW ACCOUNT.
          --------------

          1.1  Deposit.  On the date of the Closing under, and to the extent
               -------
required by, the Purchase Agreement, the Buyer shall cause to be wire transferred to the Escrow Agent $25,000,000 (the "Escrow"), to be held by the Escrow Agent in a separate interest-bearing money market account established at Silicon Valley Bank or any other banking institution that the Company may designate (the "Bank"), Account No. 3300039539 or another account subject to this Agreement to which the Company may direct that the Escrow be transferred (the "Escrow Account"), subject to the terms and provisions contained herein. Interest shall accrue on the Escrow Account at the highest rate paid by the Bank on accounts which permit multiple withdrawals from an account within any particular monthly period. The Escrow Agent shall provide the Company with all Bank statements, notices and other writings which it receives from the Bank in connection with the Escrow Account. The Escrow, together with all interest thereon, shall at all times remain (until disbursed in accordance with this Agreement) the property of the Company, subject only to the restrictions as to the use thereof expressly provided in this Escrow Agreement.

          1.2  Transfer of Escrow Account.  The Company may at any time
               --------------------------
hereafter request by notice to the Escrow Agent that the Escrow Account be transferred to another banking institution. In such event, the Escrow Agent shall, within two business days after receiving such notice, transfer the remaining Escrow as the Company may instruct, whereupon the transferee banking institution shall become the "Bank" for purposes of this Agreement and the account into which the remaining Escrow is deposited shall become the "Escrow Account", in all cases subject to this Agreement.

     2.   DISBURSEMENTS.
          -------------

          2.1  Disbursements.  If at any time, or from time to time during the
               -------------
term of this Agreement, the Company shall deliver to the Escrow Agent a request in writing signed by the Company for a disbursement from the Escrow accompanied by a certification, in substantially the form attached hereto as Exhibit A, executed by the Company's Chief Executive Officer or Chief Financial Officer, stating that the amount of the Escrow to be disbursed shall be used by the Company solely for costs and expenses of the Company's business operations and product development, introduction and marketing after the date hereof, or for payment of accrued interest on and repayment of any loan heretofore made to the Company by Silicon Valley Bank in an aggregate amount not in excess of $5,000,000, the Escrow Agent shall pay such amount of the Escrow as specified in such request within forty-eight hours of receipt of such request by the Escrow Agent by wire transfer as directed in such request.

          2.2  Controversies.  If any controversy arises between one or more of
               -------------
the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Escrow or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order within five days after the Escrow Agent receives a copy thereof. The Escrow Agent shall assume that no such controversy has arisen unless and until it receives written notice from the Buyer or the Company that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

          2.3  No Other Disbursements.  No portion of the Escrow monies shall be
               ----------------------
disbursed or otherwise transferred except in accordance with this section 2, section 4 or section 5.1(b). Without limiting the foregoing, neither Escrow Agent nor Buyer shall be entitled to any right of offset against the Escrow or otherwise entitled to receive any portion of the Escrow.

     3.   ESCROW AGENT.  The acceptance by the Escrow Agent of its duties
          ------------
hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

          3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, investments or other amounts deposited with or held by it.

          3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of its gross negligence, willful misconduct or bad faith.

          3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any statement made in the certificate presented pursuant to Section 2.1 or to require documentation or evidence substantiating any such certificate.

          3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto.

     4.   TERMINATION.  This Agreement shall terminate on the earlier of (a) the
          -----------
date on which the Escrow shall have been fully disbursed in accordance with the terms and conditions of this Agreement, and (b) any other date agreed to by the Buyer and the Company, in which event the Escrow shall be disbursed in full to the Company.

     5.   MISCELLANEOUS.
          -------------

          5.1  Indemnification of Escrow Agent.
               -------------------------------

               (a) The Company agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss incurred without gross negligence, willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall not apply to any direct claim against the Escrow Agent by the Company alleging a breach of this Agreement.

               (b) In the event of any dispute as to the nature of the rights or obligations of the Buyer, the Company or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds with or to a court of competent jurisdiction in Fremont, California (including the nearest federal courts thereto), in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Company and the Buyer. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

          5.2  Other Escrow Agreement.  The parties acknowledge that the
               ----------------------
Company, the Escrow Agent and the purchasers of the Company's Convertible Preferred Stock, Series 1, are concurrently herewith entering into another Escrow Agreement in substantially the same form as this Agreement (the "Other Agreement"). The parties contemplate that deposits into the Escrow Account shall be made under this Agreement and the Other Agreement, which together shall govern the rights and obligations of the parties hereto and thereto with respect to the Escrow Account, the Escrow and other funds deposited into the Escrow Account and the rights and duties of the parties with respect thereto, as if this Agreement and the Other Agreement were a single agreement among all of the parties hereto and thereto.

          5.3  Amendments.  This Agreement may be modified or amended only by a
               ----------
written instrument executed by each of the parties hereto.

          5.4  Notices.  All communications required or permitted to be given
               -------
under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, except in the case of the Escrow Agent, of such party set forth in the Purchase Agreement and, in the case of the Escrow Agent, at Three Edward Lane, Syosset, NY 11791.

          5.5  Successors and Assigns.  This Agreement shall bind and inure to
               ----------------------
the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Agreement.

          5.6  Governing Law.  This Agreement shall be governed by and construed
               -------------
and interpreted in accordance with the laws of the State of Delaware.

          5.7  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                             SYQUEST TECHNOLOGY, INC.


                                             By:________________________________
                                             Name:
                                             Its:


                                             BUYER:
                                             ------


                                             ___________________________________



                                             By:________________________________
                                             Name:
                                             Its:


                                             ___________________________________


                                             By:________________________________
                                             Name:
                                             Its:


                                             ___________________________________


                                             By:________________________________
                                             Name:
                                             Its:


                                             ESCROW AGENT:

                                             AM CAPITAL MANAGEMENT GROUP


                                             By:________________________________
                                             Name:     Michael Arnouse
                                             Its:      President

                                   EXHIBIT A

                                 CERTIFICATION


          Reference is made to the Escrow Agreement dated as of October 8, 1996, by and among ______________________________________________, SyQuest Technology,
Inc. and AM Capital Management Group (the "Escrow Agreement"). Capitalized terms used and not otherwise defined herein have the meanings respectively ascribed to them in the Escrow Agreement.

          The undersigned hereby certifies to the Escrow Agent that the attached request for disbursement from the Escrow has been duly authorized by the Company and that the proceeds from the disbursement requested therein by the Company shall be used by the Company solely for costs and expenses of the Company's business operations and product development, introduction and marketing incurred after the date of the Escrow Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Certification as this ____ day of ___________, 199__.



                                             SYQUEST TECHNOLOGY, INC.


                                             By:________________________________
                                             Name:
                                             Its:

                                   EXHIBIT C

                               [FORM OF WARRANT]

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                           SYQUEST TECHNOLOGY, INC.

                       WARRANT TO PURCHASE COMMON STOCK

Warrant No.___________________                  Number of Shares _____
Date of Issuance [DATE OF CONVERSION], 199_


          SyQuest Technology, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, __________________________________
("Holder"), the registered holder hereof, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof but not after 5:00 P.M. San Francisco time on the Expiration Date (as defined herein) [EQUAL TO ONE-THIRD OF THE NUMBER OF SHARES OF COMMON STOCK ISSUED UPON CONVERSION OF 5% PREFERRED SHARES] _________________ (_________) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at a purchase price of [THE LOWER OF $7.15 PER SHARE AND 110% OF THE AVERAGE MARKET PRICE OF THE COMMON STOCK ON THE NASDAQ NATIONAL MARKET FOR THE FIVE TRADING DAYS PRECEDING THE CONVERSION DATE] U.S. $_______ per share in lawful money of the United States.

     Section 1.

          (a)  Definitions.  The following words and terms as used in this
               -----------
Warrant have the following meanings:

               "Common Stock" means (a) the Company's common stock, par value
                ------------
$.001 per share, and (b) any capital stock into which such common stock shall have been changed or any capital stock resulting from a reclassification of such common stock.

               "Convertible Securities" mean any securities issued by the
                ----------------------
Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

               "Expiration Date" means the date three years from the date of
                ---------------
this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of San Francisco or the State of California (a "Holiday"), the next preceding date that is not a Holiday.

               "Securities Act" means the Securities Act of 1933, as amended.
                --------------

               "Transfer" shall include any disposition of any Warrants or
                --------
Warrant Shares, or of any interest in either thereof which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended, or the securities laws of California or such other state or states as may be applicable.

               "Warrant" shall mean this Warrant and all Warrants issued in
                -------
exchange, transfer or replacement of any thereof.

               "Warrant Exercise Price" shall be U.S. $_____ per share.
                ----------------------

          (b)  Other Definitional Provisions.
               -----------------------------

               (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

               (ii) When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

               (iii) Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     Section 2.  Exercise of Warrant.
                 -------------------

          (a) Subject to the terms and conditions hereof, this Warrant may be exercised, as a whole or in part, at any time during normal business hours on or after the opening of business on the date hereof and prior to 5:00 P.M. Pacific Time on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, as a whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice, in the form of the Subscription Notice attached as Exhibit A hereto, of such holder's election to exercise this

Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash or by check, for the number of Warrant Shares as to which this Warrant shall have been exercised, and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 8 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the holder, shall be delivered to, or as directed by, such holder within a reasonable time after such rights shall have been so exercised.

          (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

     Section 3.  Covenants as to Common Stock. The Company covenants and agrees
                 ----------------------------
that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

     Section 4.  Taxes.  The Company shall not be required to pay any tax or
                 -----
taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

     Section 5.  Warrant Holder Not Deemed a Stockholder.  No holder, as such,
                 ---------------------------------------
of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant.

     Section 6.  No Limitation on Corporate Action.  No provisions of this
                 ---------------------------------
Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     Section 7.  Representations of Holder.  The holder of this Warrant, by the
                 -------------------------
acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, and not with any present intention of distributing any of the same. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor") and an "excluded purchaser" for purposes of Section 25102(f) of the California Corporate Securities Law of 1968 (an "Excluded Purchaser"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor and an Excluded Purchaser. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States or state securities laws.

     Section 8.  Transfer; Opinions of Counsel; Restrictive Legends.
                 --------------------------------------------------

          (a) Prior to any sale, transfer or other disposition of this Warrant or the Warrant Shares not pursuant to an effective registration statement, the holder thereof will give ten (10) days' notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer and, if such transfer is not registered under the Securities Act, shall be accompanied by an opinion, addressed to the Company and reasonably satisfactory in form and substance to it, of counsel (reasonably satisfactory to the Company) for such holder, stating that, in the opinion of such counsel, such transfer will be a transaction exempt from registration under the Securities Act.

          (b) If such sale, transfer or other disposition may in the opinion of such counsel be effected without registration under the Securities Act, such holder shall thereupon be entitled to the terms of the notice delivered by such holder to the Company. If in the opinion of such counsel such transfer may not be effected without registration under the Securities Act, such holder shall not be entitled to so transfer this Warrant or the Warrant Shares unless the Company shall have filed a registration statement relating to such proposed transfer and such registration statement shall have become effective under the Securities Act.

          (c) Any Warrant Shares issued upon exercise of this Warrant may bear one or more of the legends in similar form to the legend set forth on this Warrant.

          (d) The Company acknowledges that it has entered into a Registration Rights Agreement entitling certain holders of Warrant Shares to require the Company to cause such Warrant Shares to be registered under the Securities Act.

     Section 9.  Adjustments.
                 -----------

          (a)    Reclassification and Reorganization.  In case of any
                 -----------------------------------
reclassification, capital reorganization or other change of outstanding shares of the Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation or merger. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations or mergers. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company acting in good faith.

     (b) Dividends and Stock Splits. If and whenever the Company shall effect a stock dividend, a stock split, a stock combination, or a reverse stock split of the Common Stock, the number of Warrant Shares purchasable hereunder and the Warrant Exercise Price shall be proportionately adjusted in the manner determined by the Company's Board of Directors acting in good faith. The number of shares, as so adjusted, shall be rounded down to the nearest whole number and the Warrant Exercise Price shall be rounded to the nearest cent.

     Section 10.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this
                  --------------------------------------------
Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

     Section 11.  Notice.  All notices and other communications under this
                  ------
Warrant shall (a) be in writing (which shall include communications by facsimile), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile, or (ii) delivered by hand, and (c) be given at the following respective addresses and facsimile numbers and to the attention of the following persons:

            (a)   if to the Company, to it at:

                  SyQuest Technology, Inc.
                  47071 Bayside Parkway
                  Fremont, California  94538
                  Telephone:  (510) 226-4000
                  Facsimile:  (510) 226-4114
                  Attention:  President


            (b) if to Holder, to it at the address set forth below Holder's signature on the signature page hereof.

or at such other address or facsimile number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by facsimile, when such communication is transmitted to the appropriate number determined as above provided in this Section and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, facsimile or telephone number, shall not be deemed furnished, until actually received.

     Section 12.  Miscellaneous.  This Warrant and any term hereof may be
                  -------------
changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant shall be governed by and interpreted under the laws of the State of Delaware.

     Section 13.  Date.  The date of this Warrant is _____________, 199__.  This
                  ----
Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.


                                        SYQUEST TECHNOLOGY, INC.


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

ACCEPTED:
--------

[HOLDER]


By:_________________________________
Name:_______________________________
Title:______________________________

Address:____________________________
____________________________________
____________________________________
____________________________________

                             EXHIBIT A TO WARRANT
                             --------------------

                               SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                           SYQUEST TECHNOLOGY, INC.

          The undersigned hereby exercises the right to purchase the number of Warrant Shares covered by this Warrant specified below according to the conditions thereof and herewith makes payment of U.S. $_______________, the aggregate Warrant Exercise Price of such Warrant Shares in full.

          The undersigned further certifies that:

          1. It is acquiring the Warrant Shares for its own account and not as nominee for any other party, for investment and not with a view to, or sale in connection with, any distribution thereof, nor with any present intention of distributing any of the same; and

          2. As of this date, it is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act and an "excluded purchaser" for purposes of Section 25102(f) of the California Corporate Securities Law of 1968.


Dated: ______________, _____            [HOLDER]


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                        Address:

                                        ______________________________________
                                        ______________________________________
                                        ______________________________________

                                        Number of Warrant Shares Being
                                        Purchased:

                                   EXHIBIT F

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 8, 1996 by and among SyQuest Technology, Inc., a Delaware corporation, with headquarters located at 47071 Bayside Parkway, Fremont, CA 94538 (the "Company"), and the undersigned buyers (collectively, the "Buyer").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement to (i) issue and sell to the Buyer shares of the Company's 5% Cumulative Convertible Preferred Stock, Series 2, $.001 par value per share (the "Preferred Shares"), which will be convertible into shares of the Company's common stock (the "Common Stock"), par value $.001 per share (as converted, the "Conversion Shares"), pursuant to which certain shares of Common Stock may be issued to the Buyer in payment of dividends (the "Dividend Shares"), and (ii) issue Warrants (the "Warrants") which will be exercisable to purchase shares of Common Stock (the "Warrant Shares"); and

     B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.   DEFINITIONS.
          -----------

          a. As used in this Agreement, the following terms shall have the following meanings:

               i. "Investor" means the Buyer and any transferee or assignee thereof to whom the Buyer assigns this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               ii. "Register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               iii. "Registrable Securities" means the Conversion Shares, the Warrant Shares and the Dividend Shares.

               iv. "Registration Statement" or "Registration Statements" means a registration statement or statements of the Company filed under the 1933 Act.

          b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION.
          ------------

          a.   Mandatory Registration.  The Company shall use its best efforts
               ----------------------
to prepare, and, on or before thirty (30) days after the date of the issuance of the relevant Preferred Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of the Registrable Securities issuable upon conversion of or in connection with the relevant Preferred Shares, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement(s) (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by the Buyer and its counsel prior to its filing or other submission, such approval not to be unreasonably withheld.

          b.   Underwritten Offering.  If any offering pursuant to a
               ---------------------
Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

          c.   Piggy-Back Registrations.  If at any time prior to the expiration
               ------------------------
of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to each Investor who is entitled to registration rights under this Section 2(c) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' reasonable good faith judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; provided, further that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights or whose registration rights existed prior to the date hereof. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under
Section 2(a) hereof. The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          d.   Eligibility for Form S-3.  The Company represents and warrants
               ------------------------
that it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, the Company shall register the sale on another appropriate form.

     3.   RELATED OBLIGATIONS.
          -------------------

          a. The Company shall use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s) as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s).

          c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold forty percent or more of the Registrable Securities being offered reasonably request (but in no event in more than five states of the United States), (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
(b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause more than nominal expense or burden to the Company, or
(e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          e. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          h. The Company shall permit a single firm of counsel, designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment upon the Registration Statement(s) and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

          i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

          j. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(j). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          l. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

          m. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

          n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.   OTHER OBLIGATIONS.
          -----------------

          a. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

               c. In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

               d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               e. No investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

          5.   EXPENSES OF REGISTRATION.
               ------------------------

               All reasonable expenses, other than underwriting discounts, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, subject, with respect to expenses incurred by the Investors, to the limit stated in Section 4(h) of the Securities Purchase Agreements.

     6.  INDEMNIFICATION.
         ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and the officers of, and each person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of the material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

     d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates; provided, that legal fees of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

      7.   CONTRIBUTION.
           ------------

           To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.   REPORTS UNDER THE 1934 ACT.
           --------------------------

           With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

      9.  ASSIGNMENT OF REGISTRATION RIGHTS.
          ---------------------------------

          The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     10.  AMENDMENT OF REGISTRATION RIGHTS.
          --------------------------------

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.
         -------------

     a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier or facsimile, in each case properly addressed to the party to receive such notice. The addresses for such communications shall be:

     If to the Company:

     47071 Bayside Parkway
     Fremont, CA 94538
     Telephone: (510) 226-4000
     Facsimile: (510) 226-4114
     Attention: President

     With copy to:

     Shartsis, Friese & Ginsburg, L.L.P.
     One Maritime Plaza, 18th Floor
     San Francisco, CA 94111
     Telephone: (415) 421-6500
     Facsimile: (415) 421-2922
     Attention: Douglas L. Hammer, Esq.

     If to the Buyer, at the addresses on the signature pages of the Securities Purchase Agreement.

     Each party shall provide notice to the other party of any change in address.

     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid of unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

               f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

               g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
-------

SYQUEST TECHNOLOGY INC.



By:
   --------------------------------
Name:
Its:


BUYER:
-----


-----------------------------------


By:
   --------------------------------
Name:
Its:


-----------------------------------


By:
   --------------------------------
Name:
Its:


-----------------------------------


By:
   --------------------------------
Name:
Its:

                                 Schedule 3(c)
                                 -------------

1. As of June 30, 1996, the Company had options outstanding to purchase a total of 3,252,244 shares of its Common Stock. As of October 3, 1996, the Company had options outstanding to purchase a total of 2,790,345 shares of its Common Stock.

2. The Company has concluded negotiations with certain of its suppliers and is currently in negotiations with certain other suppliers regarding amounts owed to those suppliers. Agreements have been reached with certain suppliers and agreements are being negotiated with others to provide for payment of such amounts by the Company through on various terms, including notes and convertible debentures, as well as the possible issuance of Common Stock in exchange for forgiveness of indebtedness. Certain of the arrangements may provide that the debt will not be cancelled until such time as the supplier obtains proceeds from the sale of the shares issued in the arrangement. Equity securities issued for cancellation of debt, as well as for the Common Stock issuable upon conversion of debentures, may include registration rights.

3. The Company has issued a warrant to purchase 100,000 shares of Common Stock to Wharton Capital Corporation, and has a commitment to issue a warrant to (a) Needham & Co. to purchase 75,000 shares of Common Stock, and (b) to W.I. Harper Group to purchase 500,000 shares of Common Stock.

                                 Schedule 3(e)
                                 -------------

      There are no disclosures to be made pursuant to this Schedule 3(e).

                                 Schedule 3(g)
                                 -------------

Since March 31, 1996, the Company has suffered certain material adverse changes and developments, including the following:

       The Company has continued to incur losses each month and sales for the period were significantly below those for the corresponding period of 1995. As a result of these and other factors, past-due accounts payable continued to be high during the period, amounts borrowable under the Company's line of credit decreased and the Company's overall liquidity has been materially and adversely affected. Suppliers were placed on a payment plans for repayment of amounts owed. Reference is made to (i) the Company's press released dated May 7, 1996, (ii) the Company's report on Form 10-Q for the quarter ended March 31, 1996, (iii) various news-wire stores of June 5, 1996, containing Nasdaq's statements in connection with the Company's lack of compliance with Nasdaq listing requirements, (iv) the Company's report on Form 10-Q for the quarter ended June 30, 1996,
       (v) the Company's press release dated September 16, 1996, (vi) the Company's Current Report on Form 8-K dated June 14, 1996, (vii) the events and developments described in the Company's Amendment Number 1 to Form S-3 Registration Statement filed August 29, 1996, (viii) Nasdaq's granting of an exception through October 31, 1996, to the net tangible assets and capital and surplus requirements for listing on the Nasdaq Stock Market, and (ix) the granting of an exception to the rules of the National Association of Securities Dealers, Inc., which would otherwise require stockholder approval of the transactions contemplated by this Agreement, such exception having been granted because the Company's audit committee was of the opinion that a failure to complete immediately the transactions contemplated by this Agreement would seriously jeopardize the financial viability of the Company. Such documents and information are incorporated herein by this reference. See Schedule 3(h) for information regarding litigation, which is also incorporated by reference.

                                 Schedule 3(h)
                                 -------------


There are no actions, suits, proceedings, inquiries or investigations pending or threatened against the Company that are not set forth in Form 10-Q for the quarter ended June 20, 1996 that would have a Materially Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Agreement or any of the documents contemplated therein.